UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-23052

Oppenheimer Global Multi-Asset Growth Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 1/31/2017

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS January 31, 2017 Unaudited

	Shares	Value
Common Stocks—64.0%
Consumer Discretionary—10.7%
Auto Components—1.0%
Adient plc[1]	275	$17,460
Bridgestone Corp.	3,600	131,725
Continental AG	551	107,209
Delphi Automotive plc	562	39,373
Koito Manufacturing Co. Ltd.	800	42,233
Valeo SA	3,250	198,862
		536,862

Automobiles—0.7%
Astra International Tbk PT	46,500	27,653
Bayerische Motoren Werke AG	522	47,282
Hero MotoCorp Ltd.	2,211	103,235
Suzuki Motor Corp.	3,200	123,388
Tata Motors Ltd., Sponsored ADR	2,373	92,452
		394,010

Diversified Consumer Services—0.2%
Dignity plc	1,495	46,050
Estacio Participacoes SA	5,600	28,257
Kroton Educacional SA	5,200	22,294
New Oriental Education & Technology Group, Inc., Sponsored ADR[1]	890	42,320
		138,921

Hotels, Restaurants & Leisure—1.8%
Accor SA	1,331	54,029
Carnival Corp.	4,032	223,292
Cedar Fair LP2	456	28,514
China Lodging Group Ltd., Sponsored ADR[1]	593	32,040
Crown Resorts Ltd.	3,300	28,579
Domino’s Pizza Group plc	15,510	70,771
Galaxy Entertainment Group Ltd.	11,000	52,218
Genting Bhd	24,100	44,616
Genting Malaysia Bhd	16,600	18,894
International Game Technology plc	2,241	59,185
Jollibee Foods Corp.	5,270	21,793
McDonald’s Corp.	1,063	130,292
Melco Crown Entertainment Ltd., ADR	1,360	22,902
Sands China Ltd.	16,000	70,673
Starbucks Corp.	452	24,959
Whitbread plc	1,099	54,348
William Hill plc	13,491	44,112
		981,217

Household Durables—0.7%
Newell Brands, Inc.	502	23,760
SEB SA	732	92,225
Sony Corp.	5,200	158,048

1        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Household Durables (Continued)
Whirlpool Corp.	750	$131,167
		405,200

Internet & Catalog Retail—0.7%
Amazon.com, Inc.[1]	191	157,285
Ctrip.com International Ltd., ADR[1]	1,580	68,272
JD.com, Inc., ADR[1]	3,434	97,525
Priceline Group, Inc. (The)[1]	39	61,430
		384,512

Leisure Products—0.2%
Nintendo Co. Ltd.	600	122,212

Media—1.7%
Comcast Corp., Cl. A	5,522	416,469
DISH Network Corp., Cl. A1	426	25,206
ProSiebenSat.1 Media SE	1,606	68,302
SES SA, Cl. A, FDR	2,768	53,913
SKY Perfect JSAT Holdings, Inc.	5,300	23,793
Technicolor SA	10,532	44,810
Walt Disney Co. (The)	1,763	195,076
Zee Entertainment Enterprises Ltd.	15,608	112,571
		940,140

Multiline Retail—0.2%
Dollarama, Inc.	1,665	126,099

Specialty Retail—1.3%
AutoZone, Inc.[1]	179	129,771
Dufry AG1	654	93,133
Fast Retailing Co. Ltd.	70	21,965
Industria de Diseno Textil SA	6,047	199,779
Lowe’s Cos., Inc.	2,256	164,869
Tiffany & Co.	1,191	93,756
		703,273

Textiles, Apparel & Luxury Goods—2.2%
adidas AG	301	47,287
Brunello Cucinelli SpA	1,224	27,689
Burberry Group plc	3,776	78,046
Christian Dior SE	434	93,302
Cie Financiere Richemont SA	999	77,564
Hermes International	185	80,515
Kering	1,151	274,911
LVMH Moet Hennessy Louis Vuitton SE	1,572	318,207
NIKE, Inc., Cl. B	350	18,515
Pandora AS	688	90,286
Prada SpA	15,800	65,193

2        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

	Shares	Value
Textiles, Apparel & Luxury Goods (Continued)
Tod’s SpA	349	$25,188
		1,196,703

Consumer Staples—5.8%
Beverages—1.7%
Ambev SA, ADR	6,490	34,981
Anadolu Efes Biracilik Ve Malt Sanayii AS	3,487	19,598
Anheuser-Busch InBev SA/NV	484	50,471
Coca-Cola Amatil Ltd.	6,063	44,883
Coca-Cola Co. (The)	279	11,598
Coca-Cola European Partners plc	1,222	42,196
Constellation Brands, Inc., Cl. A	218	32,648
Diageo plc	1,351	37,600
Dr Pepper Snapple Group, Inc.	379	34,565
Fomento Economico Mexicano SAB de CV	4,853	36,504
Fomento Economico Mexicano SAB de CV, Sponsored ADR	270	20,312
Heineken NV	1,088	81,540
Kweichow Moutai Co. Ltd., Cl. A	1,100	55,440
Molson Coors Brewing Co., Cl. B	376	36,291
Nigerian Breweries plc	26,001	11,909
PepsiCo, Inc.	1,798	186,596
Pernod Ricard SA	1,663	195,010
Wuliangye Yibin Co. Ltd., Cl. A	4,300	23,304
		955,446

Food & Staples Retailing—1.0%
Alimentation Couche-Tard, Inc., Cl. B	1,558	71,372
BIM Birlesik Magazalar AS	1,198	17,096
Costco Wholesale Corp.	172	28,199
CP ALL PCL	49,034	84,266
Kroger Co. (The)	801	27,202
Magnit PJSC	708	113,753
Rite Aid Corp.[1]	2,348	13,196
Shoprite Holdings Ltd.	975	12,961
SPAR Group Ltd. (The)	4,584	64,855
Walgreens Boots Alliance, Inc.	642	52,605
Wal-Mart Stores, Inc.	239	15,951
Whole Foods Market, Inc.	1,126	34,028
		535,484

Food Products—1.9%
Aryzta AG1	505	13,887
Barry Callebaut AG1	55	67,980
Danone SA	1,992	125,047
Inner Mongolia Yili Industrial Group Co. Ltd., Cl. A	2,600	7,001
Kraft Heinz Co. (The)	2,057	183,670
Mondelez International, Inc., Cl. A	3,628	160,648
Nestle SA	1,917	140,198
Saputo, Inc.	2,747	101,140

3        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Food Products (Continued)
Tingyi Cayman Islands Holding Corp.	12,000	$13,640
Unilever plc	4,445	180,937
Want Want China Holdings Ltd.	39,000	27,855
		1,022,003

Household Products—0.6%
Colgate-Palmolive Co.	2,519	162,677
Kimberly-Clark de Mexico SAB de CV, Cl. A	6,121	10,995
Procter & Gamble Co. (The)	761	66,664
Reckitt Benckiser Group plc	869	74,629
Spectrum Brands Holdings, Inc.	282	37,616
		352,581

Personal Products—0.1%
LG Household & Health Care Ltd.	45	34,016

Tobacco—0.5%
Japan Tobacco, Inc.	600	19,320
KT&G Corp.	928	80,230
Philip Morris International, Inc.	1,509	145,060
Swedish Match AB	1,508	49,195
		293,805

Energy—2.7%
Energy Equipment & Services—0.4%
Halliburton Co.	740	41,862
Schlumberger Ltd.	416	34,824
TechnipFMC plc[1]	4,712	154,429
		231,115

Oil, Gas & Consumable Fuels—2.3%
Apache Corp.	680	40,678
Chevron Corp.	2,633	293,184
CNOOC Ltd.	56,000	70,387
Concho Resources, Inc.[1]	282	39,322
ConocoPhillips	631	30,767
Enbridge, Inc.	971	41,365
Hess Corp.	700	37,926
HollyFrontier Corp.	1,270	36,792
Husky Energy, Inc.[1]	1,608	20,748
Koninklijke Vopak NV	1,409	60,542
Magellan Midstream Partners LP2	1,606	128,528
Newfield Exploration Co.[1]	401	16,072
Noble Energy, Inc.	1,638	65,127
Novatek PJSC, Sponsored GDR	855	108,672
Phillips 66	316	25,792
Suncor Energy, Inc.	4,842	150,296

4        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

	Shares	Value
Oil, Gas & Consumable Fuels (Continued)
TOTAL SA	2,285	$115,768
		1,281,966

Financials—10.7%
Capital Markets—2.6%
Ameriprise Financial, Inc.	145	16,279
Bank of New York Mellon Corp. (The)	3,137	140,318
BlackRock, Inc., Cl. A	38	14,211
Charles Schwab Corp. (The)	848	34,971
CME Group, Inc., Cl. A	1,530	185,252
Credit Suisse Group AG1	2,756	41,836
Daiwa Securities Group, Inc.	12,000	76,574
Goldman Sachs Group, Inc. (The)	555	127,273
Intercontinental Exchange, Inc.	560	32,682
Nasdaq, Inc.	824	58,125
NEX Group plc	6,957	50,280
S&P Global, Inc.	2,275	273,409
TP ICAP plc	9,510	55,589
UBS Group AG	19,075	308,975
		1,415,774

Commercial Banks—3.4%
3SBio, Inc.[1,3]	3,000	2,915
Australia & New Zealand Banking Group Ltd.	3,890	86,586
Banco Bilbao Vizcaya Argentaria SA	5,833	39,730
Bank Mandiri Persero Tbk PT	28,800	23,514
Bank of America Corp.	7,746	175,369
Bank Pekao SA	1,269	42,877
BDO Unibank, Inc.	2,476	5,604
BOC Hong Kong Holdings Ltd.	18,500	73,979
Citigroup, Inc.	7,287	406,833
Credicorp Ltd.	20	3,274
Grupo Aval Acciones y Valores SA, ADR	4,060	33,779
Grupo Financiero Banorte SAB de CV, Cl. O	7,684	36,829
Grupo Financiero Inbursa SAB de CV, Cl. O	22,401	33,204
ICICI Bank Ltd., Sponsored ADR	24,951	193,370
JPMorgan Chase & Co.	2,085	176,454
KeyCorp.	1,879	33,766
Kotak Mahindra Bank Ltd.	3,433	39,059
Sberbank of Russia PJSC, Sponsored ADR	4,150	48,606
Societe Generale SA	1,826	89,557
Sumitomo Mitsui Financial Group, Inc.	900	35,325
Sumitomo Mitsui Trust Holdings, Inc.	1,900	70,870
SunTrust Banks, Inc.	1,798	102,162
US Bancorp	1,759	92,611
Zenith Bank plc	161,349	8,288
		1,854,561

5        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Consumer Finance—0.5%
Ally Financial, Inc.	1,637	$34,574
American Express Co.	1,288	98,377
Cholamandalam Investment & Finance Co. Ltd.	606	9,153
Discover Financial Services	1,598	110,709
Synchrony Financial	1,250	44,775
		297,588

Diversified Financial Services—1.0%
Berkshire Hathaway, Inc., Cl. B1	1,063	174,481
BM&FBovespa SA-Bolsa de Valores Mercadorias e Futuros	12,100	71,000
Grupo de Inversiones Suramericana SA	2,127	28,362
Hong Kong Exchanges & Clearing Ltd.	914	22,139
ING Groep NV	8,939	128,285
Kinnevik AB, Cl. B	2,132	54,776
Moscow Exchange (The)	9,972	22,292
ORIX Corp.	5,300	79,694
		581,029

Insurance—2.2%
AIA Group Ltd.	13,800	85,482
Allianz SE	706	119,495
American International Group, Inc.	1,639	105,322
Aon plc	305	34,374
China Pacific Insurance Group Co. Ltd., Cl. H	1,600	5,699
Dai-ichi Life Holdings, Inc.	5,800	105,294
FNF Group	1,737	61,420
Marsh & McLennan Cos., Inc.	685	46,594
MetLife, Inc.	2,781	151,314
Old Mutual plc	15,746	41,306
Ping An Insurance Group Co. of China Ltd., Cl. H	10,000	51,366
Progressive Corp. (The)	2,448	91,653
Prudential plc	14,411	278,603
Sul America SA	3,400	20,058
XL Group Ltd.	645	24,233
		1,222,213

Real Estate Investment Trusts (REITs)—0.4%
Crown Castle International Corp.	490	43,037
Digital Realty Trust, Inc.	185	19,912
HCP, Inc.	1,179	35,747
Mid-America Apartment Communities, Inc.	716	67,984
Simon Property Group, Inc.	173	31,792
		198,472

Real Estate Management & Development—0.3%
Ayala Land, Inc.	25,100	17,939
DLF Ltd.	55,448	109,969
Emaar Properties PJSC	7,310	14,751
SM Prime Holdings, Inc.	61,000	36,431

6        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

	Shares	Value
Real Estate Management & Development (Continued)
SOHO China Ltd.	23,000	$11,644
		190,734

Thrifts & Mortgage Finance—0.3%
Housing Development Finance Corp. Ltd.	8,481	170,782

Health Care—6.7%
Biotechnology—1.5%
ACADIA Pharmaceuticals, Inc.[1]	1,807	62,504
Amgen, Inc.	463	72,543
Biocon Ltd.	550	8,247
Biogen, Inc.[1]	434	120,322
BioMarin Pharmaceutical, Inc.[1]	403	35,315
Bluebird Bio, Inc.[1]	392	29,204
Celgene Corp.[1]	1,042	121,028
Circassia Pharmaceuticals plc[1]	13,350	15,080
CSL Ltd.	1,059	90,487
Gilead Sciences, Inc.	1,201	87,012
Grifols SA	3,781	81,084
Ionis Pharmaceuticals, Inc.[1]	1,090	48,505
MacroGenics, Inc.[1]	1,233	22,773
Sage Therapeutics, Inc.[1]	721	34,594
Vertex Pharmaceuticals, Inc.[1]	217	18,634
		847,332

Health Care Equipment & Supplies—1.4%
Baxter International, Inc.	672	32,195
Boston Scientific Corp.[1]	3,732	89,792
Coloplast AS, Cl. B	1,075	77,022
CR Bard, Inc.	128	30,378
Danaher Corp.	1,013	85,011
Essilor International SA	645	75,376
Intuitive Surgical, Inc.[1]	36	24,937
Medtronic plc	365	27,747
Sonova Holding AG	466	61,621
Stryker Corp.	787	97,218
William Demant Holding AS1	2,770	51,873
Zimmer Biomet Holdings, Inc.	1,160	137,263
		790,433

Health Care Providers & Services—1.6%
Aetna, Inc.	1,563	185,387
Anthem, Inc.	810	124,853
Apollo Hospitals Enterprise Ltd.	1,699	30,808
Cardinal Health, Inc.	375	28,110
Express Scripts Holding Co.[1]	1,626	111,999
Humana, Inc.	104	20,644
Laboratory Corp. of America Holdings[1]	288	38,652
Mediclinic International plc	1,170	11,572

7        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Health Care Providers & Services (Continued)
Sinopharm Group Co. Ltd., Cl. H	11,200	$51,154
Sonic Healthcare Ltd.	3,199	50,389
UnitedHealth Group, Inc.	1,325	214,783
		868,351

Health Care Technology—0.1%
Cerner Corp.[1]	1,169	62,787

Life Sciences Tools & Services—0.3%
Agilent Technologies, Inc.	944	46,228
Lonza Group AG1	464	85,109
Samsung Biologics Co. Ltd.[1]	74	10,263
Thermo Fisher Scientific, Inc.	142	21,639
		163,239

Pharmaceuticals—1.8%
Allergan plc[1]	261	57,130
Bayer AG	809	89,406
Dr. Reddy’s Laboratories Ltd.	829	36,950
Galenica AG	50	54,761
Glenmark Pharmaceuticals Ltd.	1,357	17,832
Hikma Pharmaceuticals plc	320	7,342
Jiangsu Hengrui Medicine Co. Ltd., Cl. A	4,540	31,779
Johnson & Johnson	973	110,192
Merck & Co., Inc.	2,399	148,714
Mylan NV1	1,208	45,964
Novo Nordisk AS, Cl. B	1,828	66,101
Pfizer, Inc.	1,956	62,064
Roche Holding AG	586	138,100
Shire plc	735	41,169
Teva Pharmaceutical Industries Ltd., Sponsored ADR	1,419	47,437
Valeant Pharmaceuticals International, Inc.[1]	2,092	28,828
		983,769

Industrials—9.5%
Aerospace & Defense—1.2%
Airbus SE	6,058	411,380
Embraer SA, Sponsored ADR	1,450	33,147
Lockheed Martin Corp.	507	127,424
Rolls-Royce Holdings plc[1]	4,384	36,829
United Technologies Corp.	571	62,622
		671,402

Air Freight & Couriers—0.4%
FedEx Corp.	95	17,966
Royal Mail plc	6,861	35,551
United Parcel Service, Inc., Cl. B	734	80,101

8        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

	Shares	Value
Air Freight & Couriers (Continued)
XPO Logistics, Inc.[1]	1,435	$64,202
		197,820

Airlines—0.4%
Delta Air Lines, Inc.	1,241	58,625
International Consolidated Airlines Group SA	6,330	38,063
Japan Airlines Co. Ltd.	2,200	70,258
Southwest Airlines Co.	612	32,014
		198,960

Building Products—0.3%
Assa Abloy AB, Cl. B	5,049	95,804
SMC Corp.	200	54,523
		150,327

Commercial Services & Supplies—0.9%
Aggreko plc	2,460	31,226
Edenred	3,520	76,833
Johnson Controls International plc	4,222	185,684
KAR Auction Services, Inc.	966	44,001
Prosegur Cia de Seguridad SA	13,515	85,168
Republic Services, Inc., Cl. A	380	21,804
Waste Connections, Inc.	535	42,961
Waste Management, Inc.	298	20,711
		508,388

Construction & Engineering—0.5%
Boskalis Westminster	2,378	88,204
CIMIC Group Ltd.	1,980	51,638
FLSmidth & Co. AS	627	29,126
Vinci SA	1,716	120,684
		289,652

Electrical Equipment—1.6%
ABB Ltd.[1]	1,455	34,544
Acuity Brands, Inc.	61	12,641
Eaton Corp. plc	1,052	74,461
Emerson Electric Co.	596	34,961
Legrand SA	1,269	74,045
Mitsubishi Electric Corp.	7,000	106,364
Nidec Corp.	2,740	256,664
Philips Lighting NV1,3	3,178	81,875
Prysmian SpA	1,096	28,544
Rockwell Automation, Inc.	50	7,399
Schneider Electric SE	2,454	175,862
		887,360

Industrial Conglomerates—0.9%
3M Co.	647	113,108

9        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Industrial Conglomerates (Continued)
General Electric Co.	7,614	$226,136
Jardine Strategic Holdings Ltd.	1,500	57,136
Siemens AG1	397	49,788
SM Investments Corp.	3,260	45,141
		491,309

Machinery—1.2%
Aalberts Industries NV	2,777	97,408
Atlas Copco AB, Cl. A	2,855	91,890
Caterpillar, Inc.	299	28,602
Deere & Co.	1,253	134,134
FANUC Corp.	300	58,708
Kubota Corp.	2,100	33,365
Parker-Hannifin Corp.	313	46,052
Pentair plc	394	23,100
SKF AB, Cl. B	3,531	71,218
Stanley Black & Decker, Inc.	122	15,128
Wabtec Corp.	415	35,955
Weir Group plc (The)	1,248	31,562
		667,122

Professional Services—0.8%
Experian plc	3,843	74,011
Intertek Group plc	1,520	65,158
Nielsen Holdings plc	2,842	116,266
Recruit Holdings Co. Ltd.	3,300	144,324
SGS SA	22	46,627
		446,386

Road & Rail—0.4%
Canadian National Railway Co.	1,217	84,606
Canadian Pacific Railway Ltd.	769	116,227
Kansas City Southern	94	8,075
		208,908

Trading Companies & Distributors—0.7%
Brenntag AG	2,674	155,313
Bunzl plc	3,304	87,094
Travis Perkins plc	3,614	66,219
Wolseley plc	1,313	81,209
		389,835

Transportation Infrastructure—0.2%
Beijing Capital International Airport Co. Ltd., Cl. H	38,000	36,763
DP World Ltd.	2,881	54,407
Grupo Aeroportuario del Sureste SAB de CV, Cl. B	1,601	23,195
		114,365

10        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

	Shares	Value
Information Technology—12.8%
Communications Equipment—0.2%
Cisco Systems, Inc.	2,589	$79,534
Nokia OYJ	13,720	61,672
		141,206

Electronic Equipment, Instruments, & Components—1.5%
Hoya Corp.	2,800	121,671
Keyence Corp.	600	232,710
Kyocera Corp.	1,700	93,979
Murata Manufacturing Co. Ltd.	1,700	228,472
Spectris plc	1,422	43,321
TDK Corp.	500	38,071
TE Connectivity Ltd.	659	48,996
		807,220

Internet Software & Services—3.9%
Alibaba Group Holding Ltd., Sponsored ADR[1]	3,106	314,669
Alphabet, Inc., Cl. A1	266	218,170
Alphabet, Inc., Cl. C1	864	688,427
Baidu, Inc., Sponsored ADR[1]	1,083	189,601
Facebook, Inc., Cl. A1	3,342	435,529
MercadoLibre, Inc.	20	3,708
NAVER Corp.	57	37,206
Tencent Holdings Ltd.	6,100	159,162
Twitter, Inc.[1]	2,878	50,710
United Internet AG	1,151	48,116
		2,145,298

IT Services—1.3%
Amadeus IT Group SA, Cl. A	1,626	75,168
Amdocs Ltd.	1,912	112,254
Cielo SA	400	3,363
Cognizant Technology Solutions Corp., Cl. A1	120	6,311
Conduent, Inc.[1]	713	10,666
Earthport plc[1]	35,740	10,356
First Data Corp., Cl. A1	1,880	28,839
Infosys Ltd.	6,536	89,814
Mastercard, Inc., Cl. A	792	84,213
PayPal Holdings, Inc.[1]	5,041	200,531
Tata Consultancy Services Ltd.	1,207	39,677
Visa, Inc., Cl. A	397	32,836
		694,028

Semiconductors & Semiconductor Equipment—2.1%
Applied Materials, Inc.	1,941	66,479
ASML Holding NV	681	83,060
Broadcom Ltd.	629	125,486
Infineon Technologies AG	12,348	226,252
Maxim Integrated Products, Inc.	4,268	189,841

11        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Semiconductors & Semiconductor Equipment (Continued)
Micron Technology, Inc.[1]	697	$16,805
NXP Semiconductors NV1	252	24,658
SK Hynix, Inc.	3,146	145,156
STMicroelectronics NV	3,260	43,036
Taiwan Semiconductor Manufacturing Co. Ltd.	26,000	154,952
Texas Instruments, Inc.	900	67,986
		1,143,711

Software—2.4%
Activision Blizzard, Inc.	1,057	42,502
Adobe Systems, Inc.[1]	1,139	129,140
Check Point Software Technologies Ltd.[1]	91	8,988
Dassault Systemes SA	961	74,475
Gemalto NV	960	55,897
Intuit, Inc.	1,328	157,474
Microsoft Corp.	3,432	221,879
Oracle Corp.	1,026	41,153
SAP SE	5,077	462,949
Synopsys, Inc.[1]	759	47,733
Temenos Group AG1	1,536	111,596
		1,353,786

Technology Hardware, Storage & Peripherals—1.4%
Apple, Inc.	5,321	645,703
HP, Inc.	833	12,537
Western Digital Corp.	1,384	110,346
		768,586

Materials—2.2%
Chemicals—1.4%
Air Liquide SA	400	43,279
Akzo Nobel NV	1,473	100,046
Albemarle Corp.	165	15,286
Eastman Chemical Co.	716	55,490
EI du Pont de Nemours & Co.	643	48,546
Essentra plc	6,658	34,388
Linde AG	1,172	190,386
Novozymes AS, Cl. B	1,668	65,084
PPG Industries, Inc.	543	54,305
Sherwin-Williams Co. (The)	50	15,190
Sika AG	14	73,418
Syngenta AG1	114	48,361
		743,779

Construction Materials—0.3%
Indocement Tunggal Prakarsa Tbk PT	14,000	15,754
James Hardie Industries plc	4,632	72,334
Semen Indonesia Persero Tbk PT	8,500	5,746
UltraTech Cement Ltd.	490	26,606

12        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

	Shares	Value
Construction Materials (Continued)
Vulcan Materials Co.	451	$57,877
		178,317

Containers & Packaging—0.2%
CCL Industries, Inc., Cl. B	424	87,260
WestRock Co.	465	24,812
		112,072

Metals & Mining—0.3%
Alrosa OJSC	17,571	30,932
Glencore plc[1]	9,320	38,382
Goldcorp, Inc.	2,633	42,576
Nucor Corp.	697	40,489
		152,379

Telecommunication Services—2.3%
Diversified Telecommunication Services—1.4%
BT Group plc, Cl. A	13,812	52,898
CenturyLink, Inc.	702	18,154
Iliad SA	352	75,494
Inmarsat plc	4,336	33,255
Koninklijke KPN NV	9,609	27,692
Nippon Telegraph & Telephone Corp.	5,600	247,151
Spark New Zealand Ltd.	37,827	97,493
Telstra Corp. Ltd.	13,340	50,520
Verizon Communications, Inc.	2,823	138,355
		741,012

Wireless Telecommunication Services—0.9%
China Mobile Ltd.	6,500	73,893
KDDI Corp.	5,000	133,996
Rogers Communications, Inc., Cl. B	2,160	93,704
SK Telecom Co. Ltd.	364	69,917
T-Mobile US, Inc.[1]	964	60,028
Vodafone Group plc	30,621	74,854
		506,392

Utilities—0.6%
Electric Utilities—0.4%
Edison International	1,382	100,720
PG&E Corp.	2,309	142,904
		243,624

Gas Utilities—0.1%
AmeriGas Partners LP2	798	39,270

Multi-Utilities—0.1%
National Grid plc	5,902	69,134
Total Common Stocks (Cost $31,926,086)		35,344,277

13        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Shares	Value
Preferred Stocks—0.4%
Bayerische Motoren Werke (BMW) AG, Preference		1,728	$128,874
Lojas Americanas SA, Preference		15,160	80,488
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.		56,210	8,227
Total Preferred Stocks (Cost $196,817)			217,589

		Principal Amount
U.S. Government Obligation—2.2%
United States Treasury Bonds, 2.875%, 8/15/45[4] (Cost $1,246,084)		$1,259,000	1,214,099

Foreign Government Obligations—7.6%
Argentine Republic Sr. Unsec. Nts.:
16.00%, 10/17/23	ARS	265,000	17,303
25.908%, 3/1/20[5]	ARS	1,038,000	67,877
Argentine Republic Unsec. Nts.:
2.25%, 4/28/20[6]	ARS	175,000	11,623
2.50%, 7/22/21[6]	ARS	485,000	34,636
Federative Republic of Brazil Nota Do Tesouro Nacional Unsec. Nts.:
9.762%, 1/1/19	BRL	1,705,000	538,884
9.762%, 1/1/21	BRL	1,415,000	440,985
9.762%, 1/1/23	BRL	360,000	110,366
12.90%, 8/15/22	BRL	65,000	61,595
18.194%, 5/15/45	BRL	25,000	24,795
Hungary Unsec. Bonds:
Series 20/A, 7.50%, 11/12/20	HUF	6,400,000	27,187
Series 25/B, 5.50%, 6/24/25	HUF	25,100,000	102,594
Republic of Chile Bonds, 4.50%, 2/28/21	CLP	40,000,000	64,674
Republic of Colombia Sr. Unsec. Bonds:
Series B, 7.00%, 5/4/22	COP	350,000,000	122,757
Series B, 7.50%, 8/26/26	COP	145,000,000	52,003
Series B, 7.75%, 9/18/30	COP	50,000,000	18,289
Series B, 10.00%, 7/24/24	COP	130,000,000	53,079
Republic of Colombia Sr. Unsec. Nts., Series B, 7%, 9/11/19	COP	175,000,000	61,012
Republic of Indonesia Treasury Bonds:
Series FR59, 7.00%, 5/15/27	IDR	1,300,000,000	93,348
Series FR61, 7.00%, 5/15/22	IDR	2,500,000,000	185,950
Series FR72, 8.25%, 5/15/36	IDR	1,580,000,000	119,520
Series FR73, 8.75%, 5/15/31	IDR	1,020,000,000	80,420
Republic of Peru Sr. Unsec. Bonds:
6.35%, 8/12/28[3]	PEN	455,000	140,513
6.95%, 8/12/31[3]	PEN	40,000	12,806
7.84%, 8/12/20[3]	PEN	120,000	40,156
8.20%, 8/12/26[3]	PEN	125,000	44,240
Republic of Poland Unsec. Bonds, Series 0726, 2.50%, 7/25/26	PLN	380,000	85,535
Republic of Poland Unsec. Nts., Series 0721, 1.75%, 7/25/21	PLN	530,000	126,071
Republic of South Africa Sr. Unsec. Bonds, Series R208, 6.75%, 3/31/21	ZAR	2,300,000	162,546
Republic of South Africa Unsec. Bonds:
Series 2023, 7.75%, 2/28/23	ZAR	250,000	17,949
Series 2030, 8.00%, 1/31/30	ZAR	1,220,000	82,212

14        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

		Principal Amount	Value
Foreign Government Obligations (Continued)
Republic of South Africa Unsec. Bonds: (Continued)
Series 2037, 8.50%, 1/31/37	ZAR	900,000	$60,680
Series R186, 10.50%, 12/21/26	ZAR	925,000	76,190
Republic of Turkey Unsec. Nts.:
8.50%, 7/10/19	TRY	65,000	16,387
8.80%, 11/14/18	TRY	60,000	15,393
10.60%, 2/11/26	TRY	75,000	19,903
10.70%, 2/17/21	TRY	80,000	21,220
Romania Unsec. Bonds, 5.95%, 6/11/21	RON	160,000	43,413
Romania Unsec. Nts., 5.90%, 7/26/17	RON	260,000	64,211
Russian Federation Unsec. Bonds, Series 6212, 7.05%, 1/19/28	RUB	1,000,000	15,423
Russian Federation Unsec. Nts.:
Series 6209, 7.60%, 7/20/22	RUB	4,825,000	79,322
Series 6210, 6.80%, 12/11/19	RUB	7,000,000	113,050
Series 6216, 6.70%, 5/15/19	RUB	18,500,000	300,465
United Mexican States Sr. Unsec. Bonds:
Series M, 5.75%, 3/5/26	MXN	2,600,000	111,135
Series M, 8.00%, 12/7/23	MXN	200,000	9,957
Series M20, 8.50%, 5/31/29	MXN	930,000	47,419
Series M20, 10.00%, 12/5/24	MXN	1,100,000	61,102
Series M30, 8.50%, 11/18/38	MXN	320,000	16,127
United Mexican States Sr. Unsec. Nts., Series M10, 8.50%, 12/13/18	MXN	2,750,000	135,887
United Mexican States Unsec. Bonds, Series M30, 10%, 11/20/36	MXN	150,000	8,626
Total Foreign Government Obligations (Cost $4,305,176)			4,216,835

		Shares
Investment Companies—25.4%
iShares MSCI Brazil Capped Exchange Traded Fund		22,850	842,479
Oppenheimer Fundamental Alternatives Fund, Cl. I7		121,333	3,324,529
Oppenheimer Global High Yield Fund, Cl. I7		582,108	5,500,922
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.49%[7,8]		1,033,270	1,033,270
Oppenheimer Master Loan Fund, LLC[7]		64,963	1,053,263
Oppenheimer Senior Floating Rate Fund, Cl. I7		275,742	2,244,541
Total Investment Companies (Cost $13,803,310)			13,999,004

Total Investments, at Value (Cost $51,477,473)		99.6%	54,991,804
Net Other Assets (Liabilities)		0.4	243,535
Net Assets		100.0%	$55,235,339

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $322,505 or 0.58% of the Fund’s net assets at period end.

4. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $1,214,099. See Note 6 of the accompanying Notes.

5. Represents the current interest rate for a variable or increasing rate security.

6. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

15        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (continued)

7. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares
	October 31,	Gross	Gross	Shares
	2016	Additions	Reductions	January 31, 2017
Oppenheimer Fundamental Alternatives Fund, Cl. I	120,464	869	—	121,333
Oppenheimer Global High Yield Fund, Cl. I	599,838	8,053	25,783	582,108
Oppenheimer Institutional Government Money Market Fund, Cl. E	4,187,545	6,334,103	9,488,378	1,033,270
Oppenheimer Master Loan Fund, LLC	64,963	—	—	64,963
Oppenheimer Senior Floating Rate Fund, Cl. I	295,052	3,531	22,841	275,742

				Realized Gain
	Value	Income
Oppenheimer Fundamental Alternatives Fund, Cl. I	$3,324,529	$23,892		$—
Oppenheimer Global High Yield Fund, Cl. I	5,500,922	75,243		1,547
Oppenheimer Institutional Government Money Market Fund, Cl. E	1,033,270	560		—
Oppenheimer Master Loan Fund, LLC	1,053,263	17,096	[a]	4,772	[a]
Oppenheimer Senior Floating Rate Fund, Cl. I	2,244,541	28,516		5,599
Total	$13,156,525	$145,307		$11,918

a. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

8. Rate shown is the 7-day yield at period end.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$29,976,434	54.5%
France	2,863,583	5.2
Japan	2,830,695	5.1
Brazil	2,312,694	4.2
United Kingdom	2,033,232	3.7
Germany	1,740,658	3.2
Switzerland	1,528,124	2.8
China	1,366,428	2.5
India	1,088,753	2.0
Canada	978,351	1.8
Russia	832,516	1.5
Netherlands	829,207	1.5
Indonesia	551,906	1.0
Mexico	551,293	1.0
South Africa	488,964	0.9
Spain	480,929	0.9
Australia	403,082	0.7

16        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Geographic Holdings (Continued)	Value	Percent
Hong Kong	$384,528	0.7%
Denmark	379,491	0.7
South Korea	376,788	0.7
Colombia	369,282	0.7
Sweden	362,883	0.7
Poland	254,483	0.5
Peru	240,988	0.4
Ireland	155,195	0.3
Taiwan	154,952	0.3
Italy	146,614	0.3
Argentina	135,147	0.2
Hungary	129,781	0.2
Philippines	126,909	0.2
Singapore	125,486	0.2
Turkey	109,597	0.2
Romania	107,624	0.2
New Zealand	97,493	0.2
Thailand	84,266	0.2
United Arab Emirates	69,158	0.1
Chile	64,674	0.1
Malaysia	63,510	0.1
Finland	61,671	0.1
Israel	56,425	0.1
Belgium	50,471	0.1
Nigeria	20,197	0.0
Jordan	7,342	0.0
Total	$54,991,804	100.0%

Forward Currency Exchange Contracts as of January 31, 2017

		Currency
Counter	Settlement	Purchased		Currency Sold		Unrealized	Unrealized
-party	Month(s)	(000’s)			(000’s)	Appreciation	Depreciation
BAC	02/2017	INR	500	USD	7	$49	$—
BAC	02/2017	MXN	80	USD	4	104	—
BAC	02/2017	MYR	25	USD	6	38	—
BAC	03/2017	NOK	7,810	USD	916	31,074	—
BAC	03/2017	USD	450	CAD	605	—	15,558
BAC	03/2017	USD	83	COP	250,000	—	2,116
BAC	02/2017	USD	7	INR	500	—	21
BAC	02/2017	USD	14	MYR	65	—	245
BAC	03/2017	USD	759	ZAR	10,430	—	10,421
BNP	03/2017	CLP	66,000	USD	99	2,657	—
BNP	03/2017	USD	179	CLP	122,000	—	8,546
BOA	03/2017	EUR	1,730	USD	1,831	38,833	—
BOA	03/2017	IDR	3,398,000	USD	251	3,133	—
BOA	02/2017	MYR	935	USD	211	—	520
BOA	02/2017	PHP	400	USD	8	25	—
BOA	02/2017	THB	8,400	USD	236	2,728	—
BOA	03/2017	TWD	71,000	USD	2,240	42,258	—
BOA	03/2017	USD	155	CNH	1,090	—	4,103

17        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)

		Currency
Counter	Settlement	Purchased		Currency Sold		Unrealized	Unrealized
-party	Month(s)	(000’s)			(000’s)	Appreciation	Depreciation
BOA	02/2017	USD	798	EUR	755	$—	$17,697
BOA	03/2017	USD	276	GBP	220	—	896
BOA	02/2017 - 03/2017	USD	583	IDR	7,921,400	—	8,979
BOA	03/2017	USD	161	INR	11,000	—	1,308
BOA	04/2017	USD	574	JPY	66,000	—	12,211
BOA	03/2017	USD	319	KRW	377,000	—	8,289
BOA	03/2017	USD	1,032	MYR	4,610	—	6,668
BOA	03/2017	USD	560	THB	20,000	—	8,143
BOA	03/2017	USD	896	TWD	29,000	—	36,158
BOA	03/2017	ZAR	50	USD	4	64	—
CITNA-B	02/2017	BRL	290	USD	93	—	709
CITNA-B	05/2017	CAD	556	USD	416	11,413	—
CITNA-B	03/2017	COP	180,000	USD	60	1,190	—
CITNA-B	03/2017	HUF	20,000	USD	68	1,639	—
CITNA-B	02/2017 - 03/2017	INR	21,200	USD	310	2,150	—
CITNA-B	05/2017	JPY	43,173	USD	417	—	32,740
CITNA-B	03/2017	PLN	510	USD	128	—	931
CITNA-B	03/2017	RUB	2,900	USD	48	—	397
CITNA-B	03/2017	TRY	350	USD	93	—	1,033
CITNA-B	03/2017	USD	87	ARS	1,470	—	3,961
CITNA-B	02/2017	USD	87	BRL	290	—	5,098
CITNA-B	05/2017	USD	417	CAD	556	—	11,070
CITNA-B	03/2017	USD	2,523	EUR	2,385	—	55,272
CITNA-B	03/2017	USD	246	ILS	940	—	3,162
CITNA-B	02/2017	USD	155	INR	10,600	—	745
CITNA-B	05/2017	USD	417	JPY	43,173	32,628	—
CITNA-B	03/2017 - 04/2017	USD	459	RUB	27,700	2,976	—
CITNA-B	03/2017	USD	203	TRY	730	11,706	—
CITNA-B	03/2017	ZAR	580	USD	41	1,505	—
DEU	02/2017	BRL	505	USD	159	1,556	—
DEU	02/2017	THB	600	USD	17	213	—
DEU	02/2017 - 04/2017	USD	318	BRL	1,010	1,235	1,591
DEU	03/2017	USD	1,326	CHF	1,345	—	35,781
DEU	03/2017	USD	10	HUF	3,000	—	314
DEU	03/2017	USD	69	ZAR	1,025	—	6,114
DEU	03/2017	ZAR	5,860	USD	414	18,286	—
GSCO-OT	02/2017 - 03/2017	BRL	290	USD	90	1,670	122
GSCO-OT	03/2017	EUR	860	USD	925	4,884	—
GSCO-OT	03/2017	INR	5,000	USD	73	795	—
GSCO-OT	03/2017	KRW	142,000	USD	120	2,911	—
GSCO-OT	02/2017 - 03/2017	MXN	6,500	USD	312	160	1,797
GSCO-OT	02/2017	MYR	195	USD	44	9	—
GSCO-OT	03/2017	NOK	4,570	USD	532	22,159	—
GSCO-OT	03/2017	SEK	5,270	USD	571	32,804	—
GSCO-OT	03/2017	USD	431	AUD	576	—	5,251
GSCO-OT	02/2017	USD	21	BRL	70	—	1,476
GSCO-OT	03/2017	USD	16	DKK	110	—	187

18        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Forward Currency Exchange Contracts (Continued)

		Currency
Counter	Settlement	Purchased		Currency Sold		Unrealized	Unrealized
-party	Month(s)	(000’s)			(000’s)	Appreciation	Depreciation
GSCO-OT	03/2017	USD	922	EUR	860	$—	$7,492
GSCO-OT	03/2017	USD	1,115	GBP	885	1,321	—
GSCO-OT	02/2017	USD	143	MXN	3,000	—	157
GSCO-OT	03/2017	USD	182	MYR	820	—	3,182
GSCO-OT	03/2017	USD	98	SGD	140	—	1,106
HSBC	03/2017	CAD	865	USD	654	10,734	—
HSBC	03/2017	CZK	14,000	USD	549	11,503	—
HSBC	02/2017	KRW	48,500	USD	41	886	—
HSBC	03/2017	PLN	2,690	USD	637	34,095	—
HSBC	03/2017	USD	626	CNH	4,400	—	14,731
HSBC	03/2017	USD	545	HKD	4,230	47	—
HSBC	03/2017	USD	125	HUF	37,000	—	4,430
HSBC	02/2017 - 03/2017	USD	203	MXN	4,200	2,806	184
HSBC	03/2017	USD	352	NZD	490	—	6,679
HSBC	03/2017	USD	123	PEN	420	—	4,997
HSBC	03/2017	USD	69	ZAR	1,025	—	6,091
HSBC	03/2017	ZAR	3,950	USD	280	11,805	—
JPM	02/2017	BRL	515	USD	162	1,841	—
JPM	03/2017	CAD	635	USD	476	12,618	—
JPM	03/2017	CHF	910	USD	892	28,944	—
JPM	03/2017	CLP	180,000	USD	275	1,997	—
JPM	03/2017	CNH	1,490	USD	216	1,098	—
JPM	02/2017 - 03/2017	IDR	6,337,200	USD	474	176	967
JPM	02/2017	INR	11,100	USD	161	3,099	—
JPM	02/2017	MXN	2,200	USD	105	681	232
JPM	03/2017	NOK	3,920	USD	451	24,453	—
JPM	03/2017	PEN	60	USD	18	695	—
JPM	03/2017	RUB	59,300	USD	946	35,149	—
JPM	03/2017	SGD	60	USD	42	464	—
JPM	02/2017	THB	800	USD	22	507	—
JPM	03/2017	TRY	1,040	USD	274	—	469
JPM	03/2017	TWD	3,000	USD	95	1,499	—
JPM	02/2017 - 04/2017	USD	346	BRL	1,100	1,342	1,873
JPM	03/2017	USD	269	CAD	350	439	—
JPM	03/2017	USD	5	CLP	3,400	—	180
JPM	03/2017	USD	335	EUR	310	—	116
JPM	03/2017	USD	45	HUF	13,300	—	1,417
JPM	02/2017	USD	16	IDR	211,000	—	219
JPM	02/2017	USD	163	INR	11,100	—	484
JPM	03/2017	USD	1,126	JPY	131,000	—	35,106
JPM	02/2017 - 03/2017	USD	425	MXN	8,800	5,069	643
JPM	03/2017	USD	76	PEN	260	—	3,656
JPM	03/2017	USD	237	PHP	12,000	—	4,101
JPM	03/2017	USD	108	RON	460	—	2,559
JPM	02/2017	USD	28	THB	1,000	—	660
JPM	03/2017	ZAR	390	USD	28	1,170	—
TDB	02/2017	BRL	680	USD	217	—	1,663

19        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)

		Currency
Counter	Settlement	Purchased		Currency Sold		Unrealized	Unrealized
-party	Month(s)	(000’s)			(000’s)	Appreciation	Depreciation
TDB	03/2017	COP	1,901,000	USD	633	$13,062	$—
TDB	03/2017	JPY	106,000	USD	905	34,588	—
TDB	02/2017 - 03/2017	USD	531	BRL	1,810	—	40,797
TDB	03/2017	USD	1,873	EUR	1,795	—	67,520
Total Unrealized Appreciation and Depreciation						$514,940	$521,341

Futures Contracts as of January 31, 2017

				Number		Unrealized
			Expiration	of		Appreciation
Description	Exchange	Buy/Sell	Date	Contracts	Value	(Depreciation)
CBOE Volatility Index	CBE	Sell	4/19/17	211	$3,275,775	$174,447
CBOE Volatility Index	CBE	Buy	2/15/17	211	2,727,175	(192,165)
Mexican Bolsa Index	MDX	Buy	3/17/17	30	675,728	973
Mini MSCI Emerging Markets Index	NYF	Sell	3/17/17	51	2,333,505	(90,270)
Nikkei 225 Index	TYOE	Buy	3/9/17	5	840,492	22,574
S&P 500 E-Mini Index	CME	Buy	3/17/17	64	7,278,400	76,260
STOXX Europe 600 Index	EUX	Sell	3/17/17	12	232,265	(3,710)
United States Treasury Long Bonds	CBT	Buy	3/22/17	11	1,659,281	(16,863)
United States Treasury Nts., 10 yr.	CBT	Buy	3/22/17	17	2,115,969	(1,794)
United States Ultra Bonds	CBT	Buy	3/22/17	9	1,446,188	23,999
						$(6,549)

Over-the-Counter Interest Rate Swaps at January 31, 2017

	Pay/Receive
	Floating	Floating	Fixed	Maturity	Notional Amount
Counterparty	Rate	Rate	Rate	Date		(000’s)	Value
		Three-Month MYR
BOA	Pay	KLIBOR BNM	3.470%	10/27/21	MYR	950	$(2,955)
BOA	Receive	NSERO	6.235	12/8/21	INR	14,300	(1,243)
BOA	Pay	NSERO	6.385	1/27/22	INR	6,500	(181)
		Three-Month MYR
BOA	Pay	KLIBOR BNM	3.290	10/27/18	MYR	570	(519)
CITNA-B	Receive	BZDI	10.910	1/2/23	BRL	1,100	(2,944)
		Three-Month
		COP IBR OIS
JPM	Pay	Compound	6.520	10/27/26	COP	171,000	1,129
Total Over-the-Counter Interest Rate Swaps							$(6,713)

Over-the-Counter Total Return Swaps at January 31, 2017

		Pay/Receive				Notional
		Total		Maturity		Amount
Reference Asset	Counterparty	Return*	Floating Rate	Date		(000’s)	Value
iShares iBoxx $ High Yield			One-Month USD BBA LIBOR minus
Corporate Bond Fund	CITNA-B	Receive	105 basis points	5/24/17	USD	1,338	$702

20        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Over-the-Counter Total Return Swaps (Continued)

		Pay/Receive				Notional
		Total		Maturity		Amount
Reference Asset	Counterparty	Return*	Floating Rate	Date		(000’s)	Value
NDDUMAF Index	GSCOI	Receive	One-Month USD BBA LIBOR plus 40 basis points	5/12/17	USD	775	$9,674
NDEUSRU Index	BOA	Receive	One-Month USD BBA LIBOR plus 88 basis points	6/20/17	USD	837	(2,317)
NDEUSSA Index	BOA	Receive	One-Month USD BBA LIBOR minus 5 basis points	7/25/17	USD	822	(6,907)
OAIIX Reference Fund**	t-SGS	Receive	One-Month USD BBA LIBOR plus 85 basis points	12/29/17	USD	988	1,741
OAIIX Reference Fund**	GSCOI	Receive	One-Month USD BBA LIBOR plus 100 basis points	8/7/17	USD	3,687	6,159
OAIIX Reference Fund**	t-SGS	Receive	One-Month USD BBA LIBOR plus 85 basis points	9/18/17	USD	3,687	6,289
PowerShares Senior Loan Exchange Traded Fund	CITNA-B	Receive	One-Month USD BBA LIBOR plus 20 basis points	8/18/17	USD	3,303	(998)
QOPIX Reference Fund**	GSCOI	Receive	One-Month USD BBA LIBOR plus 100 basis points	8/7/17	USD	4,912	(29,554)
Total Over-the-Counter Total Return Swaps							$(15,211)

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

** The Reference Asset is an affiliated Fund.

Reference Asset	Value
OAIIX Reference Fund	$14,189
QOPIX Reference Fund	(29,554)
Total	$(15,365)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA

21        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Counterparty Abbreviations (Continued)
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
TDB	Toronto Dominion Bank
t-SGS	Societe Generale

Currency abbreviations indicate amounts reporting in currencies
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Offshore Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian New Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	New Turkish Lira
TWD	New Taiwan Dollar
ZAR	South African Rand

Definitions
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BNM	Bank Negara Malaysia
BZDI	Brazil Interbank Deposit Rate
IBR	Indicador Bancario de Referencia
KLIBOR	Kuala Lumpur Interbank Offered Rate
MSCI	Morgan Stanley Capital International
NDDUMAF	MSCI Malaysia NETR USD Index
NDEUSSA	MSCI Emerging Africa South Africa NETR USD Index

22        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Definitions (Continued)
NDEUSRU	MSCI Daily Emerging Markets Russia Net Total Return US Dollar Index
NSERO	Indian Rupee Floating Rate
OAIIX	Oppenheimer Global Multi Strategies Fund
OIS	Overnight Index Swap
QOPIX	Oppenheimer Fundamental Alternatives Fund
S&P	Standard & Poor’s

Exchange Abbreviations
CBE	Chicago Board Options Exchange
CBT	Chicago Board of Trade
CME	Chicago Mercantile Exchanges
EUX	European Stock Exchange
MDX	Mexican Derivative Markets
NYF	New York Futures Exchange
TYOE	Tokyo Stock Exchange

23        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS January 31, 2017 Unaudited

1. Organization

Oppenheimer Global Multi-Asset Growth Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Sub-Adviser has entered into a sub-sub-advisory agreement with Barings LLC, formerly Barings Real Estate Advisers LLC and OFI SteelPath, Inc. (collectively, the “Sub-Sub-Advisers”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the

24        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

3. Securities Valuation (Continued)

time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded. If the official closing price or last sales price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

    Short-term money market type debt securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

    Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

    Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

    Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

25        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair

26        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

3. Securities Valuation (Continued)

valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$2,421,989	$3,507,160	$—	$5,929,149
Consumer Staples	1,522,519	1,670,816	—	3,193,335
Energy	1,003,283	509,798	—	1,513,081
Financials	3,276,436	2,654,717	—	5,931,153
Health Care	2,532,386	1,183,525	—	3,715,911
Industrials	1,868,113	3,353,721	—	5,221,834
Information Technology	4,545,754	2,508,081	—	7,053,835
Materials	441,831	744,716	—	1,186,547
Telecommunication Services	310,241	937,163	—	1,247,404
Utilities	282,894	69,134	—	352,028
Preferred Stocks	8,227	209,362	—	217,589
U.S. Government Obligation	—	1,214,099	—	1,214,099
Foreign Government Obligations	—	4,216,835	—	4,216,835
Investment Companies	12,945,741	—	—	12,945,741
Total Investments, at Value	31,159,414	22,779,127	—	53,938,541

27        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value
Other Financial Instruments:
Swaps, at value	$—	$11,505	$—	$11,505
Affiliated swaps, at value	—	14,189	—	14,189
Futures contracts	298,253	—	—	298,253
Forward currency exchange contracts	—	514,940	—	514,940
Total Assets excluding investment companies valued using practical expedient	$31,457,667	$23,319,761	$—	54,777,428
Investment company valued using practical expedient				1,053,263
Total Assets				$55,830,691

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(18,064)	$—	$(18,064)
Affiliated swaps, at value	—	(29,554)	—	(29,554)
Futures contracts	(304,802)	—	—	(304,802)
Forward currency exchange contracts	—	(521,341)	—	(521,341)
Total Liabilities	$(304,802)	$(568,959)	$—	$(873,761)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into	Transfers out	Transfers into	Transfers out of
	Level 1*	of Level 1**	Level 2**	Level 2*
Assets Table
Investments, at
Value:
Common Stocks
Consumer
Staples	$—	$(55,549)	$55,549	$—
Information
Technology	87,562	—	—	(87,562)
Total Assets	$87,562	$(55,549)	$55,549	$(87,562)

* Transfers from Level 2 to Level 1 are a result of the availability of quoted prices from an active market which were not available and have become available.

** Transfers from Level 1 to Level 2 are a result of a change from the use of an exchange traded price to a valuation received from a third-party pricing service or a fair valuation determined based on observable market information other than quoted prices from an active market.

28        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

    Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

29        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the 1940 Act, as amended, that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

    The investment objective of the Master Fund is to seek income. The Fund’s investment in the Master Fund is included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Fund. The Fund owns 0.1% of the Master Fund at period end.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

    The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

30        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

4. Investments and Risks (Continued)

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

31        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

    Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

    Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

    The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

    Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

    The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a

32        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

6. Use of Derivatives (Continued)

positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

    The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

    The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

    The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

    During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $31,024,739 and $35,781,621, respectively.

    Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

    Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

    Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement

33        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

    The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

    The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

    The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

    The Fund has purchased futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to increase exposure to volatility risk.

    The Fund has sold futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to decrease exposure to volatility risk.

    During the reporting period, the Fund had an ending monthly average market value of $14,676,689 and $6,337,100 on futures contracts purchased and sold, respectively.

    Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

    Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

    The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

    The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

    The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price

34        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

6. Use of Derivatives (Continued)

of the underlying financial instrument depreciates relative to the strike price.

    During the reporting period, the Fund had an ending monthly average market value of $43,000 on purchased put options.

    At period end, the Fund had no such options outstanding.

    Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

    The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

    The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

    The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

    At period end, the Fund had no such options outstanding.

    Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of	Amount of
	Contracts	Premiums
Options outstanding as of
October 31, 2016	—	$—
Options written	147,522,000	171,617
Options exercised	(147,522,000)	(171,617)
Options outstanding as of January 31, 2017	—	$—

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit

35        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

default, currency, and volatility swaps.

    Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

    Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of $358,444 and $608,234 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure

36        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

6. Use of Derivatives (Continued)

than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

The Fund has entered into total return swaps to increase exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

Total Return Swaps on Shares of Affiliated Funds. The Fund has entered into total return swaps on an Affiliated Fund or Funds. This investment technique provides the Fund with synthetic long investment exposure to the performance of the Affiliated Fund through payments made by a swap dealer counterparty to the Fund under the swap that reflect the positive total return (inclusive of dividends and distributions) on those shares. In exchange, the Fund would make periodic payments to the counterparty under the swap based on a fixed or variable interest rate, as well as payments reflecting any negative total return on those shares. The swap provides the Fund with the economic equivalent of ownership of those shares through an entitlement to receive any gains realized, and dividends paid, on the shares, and an obligation to pay any losses realized on the shares. This investment technique provides the Fund effectively with leverage intended to achieve an economic effect similar to the Fund’s purchase of shares of the Affiliated Fund with borrowed money.

For the reporting period, the Fund had ending monthly average notional amounts of $20,782,563 on total return swaps which are long the reference asset.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

    The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

    To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to

37        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

    ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

    For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

    The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

    With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

    There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

38        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

6. Use of Derivatives (Continued)

    Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

    Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

    For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

7. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$51,636,999
Federal tax cost of other investments	10,969,723
Total federal tax cost	$62,606,722

Gross unrealized appreciation	$6,025,778
Gross unrealized depreciation	(2,686,005)
Net unrealized appreciation	$3,339,773

39        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/31/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Multi-Asset Growth Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/17/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/17/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	3/17/2017